BIOSPECIFICS TECHNOLOGIES CORP.
                                35 WILBUR STREET
                            LYNBROOK, NEW YORK 11563



July 2, 2001


TO THE STOCKHOLDERS:

           You are cordially invited to attend the 2001 Annual Meeting of Stockholders of BioSpecifics Technologies Corp., which will be held at the Holiday Inn Crowne Plaza, 104-04 Ditmars Boulevard, East Elmhurst, New York 11369 on August 7, 2001 at 11:30 A.M. local time.

           The Notice of the 2001 Annual Meeting and Proxy Statement, which are attached, provide information concerning the matters to be considered at the meeting. In addition, the general operations of the Company will be discussed and stockholders will be afforded the opportunity to ask questions.

           We would appreciate your signing and returning your proxy in the enclosed envelope as soon as possible, whether or not you plan to attend the meeting. Please sign, date and return the enclosed proxy in the self-addressed, postage prepaid envelope. If you do not return the signed proxy, your vote cannot be counted. We value your opinion and encourage you to participate in this year's annual meeting by voting your proxy.

           YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO MARK, SIGN AND RETURN THE ACCOMPANYING PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.


                                                           Very truly yours,
                                                           Edwin H. Wegman
                                                           CHAIRMAN OF THE BOARD

                         BIOSPECIFICS TECHNOLOGIES CORP.
                                35 WILBUR STREET
                            LYNBROOK, NEW YORK 11563
                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD AUGUST 7, 2001
                              --------------------


           NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BioSpecifics Technologies Corp. (the "Company") will be held at the Holiday Inn Crowne Plaza, 104-04 Ditmars Boulevard, East Elmhurst, New York 11369 on August 7, 2001 at 11:30 A.M. local time, for the following purposes:

         1. To elect three directors of the Company for the ensuing three years, and until their successors shall be duly elected and qualified; and

         2. To approve the BioSpecifics Technologies Corp. 2001 Stock Option Plan; and

         3. To transact such other business as may properly come before the meeting, or any or all adjournments or postponements thereof.

           Only stockholders of record at the close of business on June 20, 2001 will be entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof.

           YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT, WHICH CONTAINS INFORMATION RELEVANT TO THE ACTION TO BE TAKEN AT THE MEETING. YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE MARK, SIGN AND DATE THE ACCOMPANYING PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ADDRESSED, POSTAGE PREPAID ENVELOPE (FOR USE IN THE UNITED STATES).

                                          By Order of the Board of Directors,

                                          Albert Horcher
                                          SECRETARY

Lynbrook, New York
July 2, 2001

                         BIOSPECIFICS TECHNOLOGIES CORP.
                                35 WILBUR STREET
                            LYNBROOK, NEW YORK 11563

                               -------------------

                                 PROXY STATEMENT
                               -------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD AUGUST 7, 2001


           This Proxy Statement and the enclosed form of proxy are furnished in connection with solicitation of proxies by the Board of Directors of BioSpecifics Technologies Corp. (the "Company") to be used at the Annual Meeting of Stockholders of the Company to be held at the Holiday Inn Crowne Plaza, 104-04 Ditmars Boulevard, East Elmhurst, New York 11369 on August 7, 2001 and any adjournments or postponements thereof ("Annual Meeting"). The matters to be considered at the meeting are set forth in the attached Notice of Meeting.

           The Company intends to send the proxy materials and the 2001 Annual Report to Stockholders on or about July 11, 2001.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

OUTSTANDING SHARES ENTITLED TO VOTE

           On May 22, 2001, there were outstanding 4,529,766 shares of common stock, $.001 par value per share, of the Company ("Common Stock"). Record holders of shares of Common Stock on June 20, 2001, the record date, will be entitled to one vote for each share of such stock.

SOLICITATION OF PROXIES

           The solicitation of proxies in the enclosed form is made on behalf of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally or by direct communication using the services of directors, officers and regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for expenses incurred in sending proxy material to beneficial owners of the Common Stock.

RECORD DATE; REVOCABILITY OF PROXIES

           The Board of Directors has fixed the close of business on June 20, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

           The proxy will be voted (or withheld from voting) in accordance with any specifications made. Unless otherwise specified in the proxy, shares represented by proxy will be voted "FOR" election of the nominees listed herein and "For" approval of the BioSpecifics Technologies Corp. 2001 Stock Option Plan (the "2001 Plan"). A proxy may be revoked by giving notice to the Secretary of the Company in person, or by written notification actually received by the Secretary, at any time prior to its being exercised, by delivery of a later dated proxy prior to the Annual Meeting or by attending the meeting and voting in person.

QUORUM; VOTING

           The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock authorized to vote constitutes a quorum for the transaction of business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

           Each unrevoked proxy card properly signed and received prior to the close of the meeting will be voted as indicated. Unless otherwise specified on the proxy, the shares represented by a signed proxy card will be voted "FOR" Items 1 and 2 on the proxy card and will be voted at the discretion of the persons named as proxies on other business that may properly come before the meeting. The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. Concerning the election of directors, by checking the appropriate box on your proxy card, you may: (a) vote "FOR" each of the director nominees; or (b) withhold authority to vote for any or all of the director nominees. Stockholders may vote by either completing and returning a signed proxy card prior to the meeting, voting in person at the meeting or submitting a signed proxy card at the meeting.

           If a proxy card indicates an abstention or a broker non-vote on a particular matter, the shares represented by such proxy will be counted as present for quorum purposes.

           The election of directors requires a plurality vote of those shares voted at the meeting with respect to the election of directors. "Plurality" means that the individuals who receive the largest number of votes cast "FOR" are elected as directors. Consequently, any shares not voted "FOR" a particular nominee (whether as a result of a direction to withhold authority or a broker non-vote) will not be counted in such nominee's favor. All other matters to be voted on will be decided by the affirmative vote of a majority of the shares present or represented at the meeting and entitled to vote. On any such matter, an abstention will have the same effect as a negative vote, but because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on the vote.

OWNERSHIP OF EQUITY SECURITIES

           To the Company's knowledge, the table that follows sets forth the beneficial ownership of shares of Common Stock as of May 22, 2001 of (i) those persons or groups known to the Company to beneficially own more than 5% of the Common Stock, (ii) each director and nominee of the Company, (iii) each executive officer whose compensation exceeded $100,000 (each, a "named executive officer") in fiscal 2001 (which ended January 31, 2001), and (iv) all directors and executive officers of the Company as a group. The information is determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), based on information furnished by the persons listed or contained in filings made by them with the Securities and Exchange Commission. Unless indicated below, the stockholders listed possess sole voting and investment power with respect to their shares and the business address of each stockholder is c/o BioSpecifics Technologies Corp., 35 Wilbur St., Lynbrook, New York 11563.


                                                  NUMBER OF SHARES
NAME OF                                            OF COMMON STOCK              PERCENT OF
BENEFICIAL OWNER                                 BENEFICIALLY OWNED               CLASS
----------------                                 ------------------               -----
Edwin H. Wegman (1)                                  2,413,142                     46.6%
Thomas L. Wegman (2)                                   215,544                      4.2%
Paul A. Gitman, MD. (3)                                 75,500                      1.5%
Henry Morgan (4)                                        38,528                        *
Rainer Friedel (5)                                     125,000                      2.4%
Louis Lasagna                                           20,000                        *
John T. Lane                                           128,100                      2.5%
Albert Horcher (6)                                      61,000                      1.2%
Directors and executive officers as a                3,076,814                     59.4%
group (8 persons)

------------------------------------
(*)      Less than 1%.

(1) Includes 1,843,327 shares of Common Stock owned by The S.J. Wegman Company, a partnership of which Edwin H. Wegman is the sole general partner. Includes 120,000 shares beneficially owned by The Isabel H. Wegman Rev. Trust. The sole trustee of this trust is Mr. Wegman's brother. Includes options to purchase 186,400 shares of Common Stock that are currently exercisable. Does not include options to purchase 4,100 shares of Common Stock which are not currently exercisable. Edwin
         H. Wegman is the father of Thomas L. Wegman.

(2) Includes 7,300 shares of Common Stock held by Thomas L. Wegman's wife and child. Includes options to purchase 180,800 shares of Common Stock that are currently exercisable. Thomas L. Wegman is a son of Edwin H. Wegman.

(3) Includes 16,500 shares of Common Stock held by Dr. Gitman's wife and children. Includes options to purchase 30,000 shares of Common Stock that are currently exercisable. Dr. Gitman's business address is c/o Long Island Jewish Medical Center, 270-05 76th Ave., New Hyde Park, New York 11040.

(4) Includes 8,000 shares of Common Stock held by Garrubbo and Morgan, a partnership of which Mr. Morgan is a general partner owning a 50% equity position. Mr. Morgan disclaims beneficial ownership of 4,000 of such shares. Includes options to purchase 30,000 shares of Common Stock that are currently exercisable. Mr. Morgan's business address is c/o Morgan, Melhuish, Monaghan, Arvidson, Abrutyn & Lisowski, 651 West Mt. Pleasant Avenue, Livingston, New Jersey 07039-1873.

(5) Includes options to purchase 125,000 shares of Common Stock that are currently exercisable.

(6) Includes options to purchase 56,000 shares of Common Stock which are currently exercisable.

                                   PROPOSAL 1.

                              ELECTION OF DIRECTORS

           The Board of Directors is divided into three classes, each of which is for a term of three years, with only one class of directors being elected in each year. The term of the second class of directors, presently consisting of Henry Morgan, John T. Lane, and Dr. Louis Lasagna, will expire on the date of the Annual Meeting, the term of the third class of directors, consisting of Edwin H. Wegman and Dr. Rainer Friedel, will expire at the Annual Meeting in 2002, and the term of office of the first class of directors, presently consisting of Thomas L. Wegman and Dr. Paul A. Gitman will expire at the Annual Meeting in 2003. In each case, barring death, resignation or removal, each director serves from the date of his election until the end of his term and until his successor is elected and qualified. On November 22, 1999, pursuant to a resolution adopted by the Company's Board of Directors, the number of directors which constitutes the whole board was increased from six to seven directors and John T. Lane was appointed to fill the vacancy resulting from such increase.

           Three persons will be elected at the Annual Meeting to serve as director for a term of three years. The Company has nominated Henry Morgan, John
T. Lane, and Dr. Louis Lasagna as candidates for election. Unless authority is withheld, the proxies solicited by management will be voted "FOR" the election of these nominees. In case a nominee becomes unavailable for election to the Board of Directors, an event which is not expected, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment. The election of directors requires a plurality vote of those shares voted at the meeting. Each nominee has informed the Company that he will serve if elected.

           THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH NOMINEE FOR ELECTION TO THE BOARD OF DIRECTORS.

INFORMATION CONCERNING NOMINEES FOR DIRECTOR

           The nominees for director have the positions with the Company and principal occupations set forth in the table below.

                                AGE AT
                                JUNE 20             POSITION WITH THE COMPANY                                   TERM
NAME                             2001,              AND PRINCIPAL OCCUPATION            DIRECTOR SINCE         EXPIRES
----                            ------              ------------------------            --------------         -------
Henry Morgan                       80       Director; Senior partner of the law firm         1990               2001
                                            Morgan, Melhuish, Monaghan, Arvidson,
                                            Abrutyn & Lisowski
Dr. Louis Lasagna                  77       Dean, Sackler School of Graduate                 1999               2001
                                            Biomedical Sciences; Dean for Scientific
                                            and Academic Affairs
                                            Tufts University School of Medicine
John T. Lane                       59       Retired managing director, J.P. Morgan &         1999               2001
                                            Co.

           Henry Morgan has had the principal occupation set forth in the table above for the past five years.

           Dr. Lasagna was appointed as a director of the Company effective June 28, 1999. He has been Dean of the Sackler School of Graduate Biomedical Sciences since 1984, and Dean for Scientific and Academic Affairs since 1995, in each case at Tufts University School of Medicine. Since 1998, he has served as Chairman of the Board of the Tufts Center for the Study of Drug Development, an independent, non-profit, multidisciplinary research organization affiliated with Tufts University, committed to the exploration of scientific, economic, legal, and public policy issues related to pharmaceutical and biopharmaceutical research, development, and regulation throughout the world. Dr. Lasagna has been a member of BioSpecifics' Scientific Advisory Board since 1997.

           John T. Lane was appointed as a director effective November 22, 1999. He has been an organizational consultant since 1994. He currently serves as a director for Medix Resources, Inc., Vytra HealthCare, Toyo Trust Company of New York, Acme Metals, and Winthrop South Nassau University Health Care System. Mr. Lane retired from J.P. Morgan & Co. in 1994 as Managing Director, Head of U.S. Private Clients.

INFORMATION CONCERNING CONTINUING DIRECTORS

           Each of the directors named in the following table will continue in office after the Annual Meeting and until his term expires in the year indicated and his successor is elected and qualified.

                               AGE AT JUNE           POSITION WITH THE COMPANY                                    TERM
NAME                             20, 2001             AND PRINCIPAL OCCUPATION            DIRECTOR SINCE         EXPIRES
----                             --------             ------------------------            --------------         -------
Edwin H. Wegman                     81       Chairman of the Board and President               1990               2002
Dr. Rainer Friedel                  59       Director; Managing Director of                    1995               2002
                                             Biospecifics Pharma GmbH, the Company's
                                             German subsidiary ("Pharma")
Thomas L. Wegman                    46       Director, Executive Vice President                1994               2003
Dr. Paul A. Gitman                  60       Director; Director, Quality and Resource          1990               2003
                                             Management, Long Island Jewish Medical
                                             Center

           Edwin H. Wegman has had the positions with the Company, principal occupation and certain directorships set forth in the table above for the past five years, and has held similar positions with the Company's subsidiaries, Advance Biofactures Corporation ("ABC-New York") and Advance Biofactures of Curacao ("ABC-Curacao"), for the past five years.

           Dr. Rainer Friedel has been a director of the Company since November 1995 and managing director of BioSpecifics Pharma since January 1, 1996. Since January 1994 to January 1, 1996, Dr. Friedel served as Chief Executive Officer of GBM Technology Transfer and Technology Risk Assessment, GmbH. The Company and Dr. Friedel have entered into an employment agreement effective January 1, 1999 pursuant to which Dr. Friedel has agreed to devote all of his working capacity to the Company and its subsidiaries in Germany and the United States. In fiscal 2001, Dr. Friedel received a salary of $192,500. Dr. Friedel is entitled to one year's notice of the Company's termination of the employment agreement.

           Thomas L. Wegman was Secretary and Treasurer of the Company from inception to July 1997, at which time he assumed his current position. In addition, he has held for the past five years similar positions with the Company's subsidiaries, ABC-New York and ABC-Curacao.

           Dr. Gitman has been Vice President, Clinical Care and Resource Management at Long Island Jewish Medical Center since January 1, 1995 and prior thereto was an independent physician engaged in the practice of internal medicine with Spellman Mykoff & Gitman, MD., P.C.

EXECUTIVE OFFICERS

           In addition to the executive officers named above, the Company employs Albert Horcher as its Secretary, Treasurer, and Principal Financial and Chief Accounting Officer. Mr. Horcher, a certified public accountant, has served in these positions since July 1997 and is 42 years old. From February 1991 to July 1997, he served as the Company's Controller and Principal Financial and Chief Accounting Officer. In addition, he has held for the past five years similar positions with the Company's subsidiaries, ABC-New York and ABC-Curacao. Executive officers are elected annually by the Board of Directors and serve at the discretion of the Board.

BOARD MEETINGS AND COMMITTEES

           The Board held six meetings during the last fiscal year. The directors attended in person or by telephone the following numbers of meetings (number of meetings attended in parenthesis): Edwin H. Wegman (6); Thomas L. Wegman (6); John Lane (6); Paul Gitman (6); Rainer Friedel (5); Henry Morgan
(4); and Louis Lasagna (3). The Board does not have nominating or compensation committees. The Board has an Audit Committee consisting of Henry Morgan, Dr. Paul A. Gitman, and, since June 6, 2000, John Lane. The Board has a Stock Option Committee consisting of Dr. Paul A. Gitman and Henry Morgan, and an Executive Committee consisting of Edwin H. Wegman and Thomas L. Wegman. The function of the Audit Committee is to (i) recommend selection of the Company's independent accountants, (ii) review with the independent accountants the results of their audits, (iii) review with the independent accountants and management the Company's financial reporting and operating controls and the scope of audits,
(iv) review all budgets of the Company and its subsidiaries and (v) make recommendations concerning the Company's financial reporting, accounting practices and policies and financial, accounting and operating controls and safeguards and review matters relating to the relationship between the Company and its auditors. The function of the Executive Committee is, except for certain matters reserved to the full Board, to exercise all of the powers of the Board in the management of the business of the Company during intervals between Board meetings, if necessary. The function of the Stock Option Committee is to administer the Company's 1991 Stock Option Plan (the "1991 Plan"), the Company's 1993 Stock Option Plan (the "1993 Plan"), and the Company's 1997 Stock Option Plan (the "1997 Plan"). The Audit Committee met twice during the 2001 fiscal year. The Stock Option and Executive Committees did not meet during the 2001 fiscal year.

EXECUTIVE COMPENSATION

           OFFICERS

           The following table sets forth information concerning compensation for services rendered in all capacities awarded to, or earned by, certain of the Company's executive officers for the fiscal years indicated. There are no other officers who earned an aggregate salary and bonus in excess of $100,000 during the fiscal year ended January 31, 2001. These executive officers also serve in the same capacities in ABC-New York, and ABC-Curacao, except for Dr. Friedel. Salaries of the executive officers are paid by the Company's subsidiary, ABC-New York, including Dr. Friedel, who is paid approximately 50% of his salary by the Company's subsidiary, BioSpecifics Pharma GmbH.

------------------------------------------------------------------------------------------------
                                  SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------
                                                       Annual Compensation       Long-Term
                                                                               Compensation
------------------------------------- ---------------- -------------------- --------------------
                                                                                Securities
Name and Principal                                                          Underlying Options
  Position                              Fiscal Year        Salary ($)               (#)
------------------------------------- ---------------- -------------------- --------------------
Edwin H. Wegman                            2001              412,961                 -
  President                                2000              405,169                 -
                                           1999              397,006               7,000
------------------------------------- ---------------- -------------------- --------------------
Thomas L. Wegman                           2001              209,855              20,000
  Executive                                2000              188,502              70,000
  Vice President                           1999              175,092               4,300
------------------------------------- ---------------- -------------------- --------------------
Rainer Friedel                             2001              192,500                 -
  Managing Director                        2000              192,500              17,500
                                           1999              176,458              15,000
------------------------------------- ---------------- -------------------- --------------------
Albert Horcher                             2001              123,013              10,000
  Secretary and                            2000              118,772               8,000
  Treasurer                                1999              114,593               2,000
------------------------------------- ---------------- -------------------- --------------------

           The following table contains information concerning the grants of stock options to the named executive officers of the Company during the fiscal year ended January 31, 2001.

-----------------------------------------------------------------------------------------------------------------------------------
                                              OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Percentage of Total
                               Number of Securities         Options Granted to
                                Underlying Options          Employees in Fiscal  Exercise or Base Price
Name                             Granted (1),(2)                  Year               ($ Per Share) (3)         Expiration Date
---------------------------- ------------------------- -------------------------- ------------------------- -----------------------
Edwin H. Wegman                         -                          -                         -                        -
---------------------------- ------------------------- -------------------------- ------------------------- -----------------------
Thomas L. Wegman                      20,000                     12.1%                     $1.00                   12/27/10
---------------------------- ------------------------- -------------------------- ------------------------- -----------------------
Rainer Friedel                          -                          -                         -                        -
---------------------------- ------------------------- -------------------------- ------------------------- -----------------------
Albert Horcher                        10,000                     6.1%                      $1.00                   12/27/10
---------------------------- ------------------------- -------------------------- ------------------------- -----------------------

(1) All outstanding options set forth in this table are currently exercisable.

(2)        These options were granted pursuant to the 1997 Plan.

(3) The exercise price is equal to the fair market value of the underlying common stock on the date of grant.

           The following table sets forth information concerning each exercise of stock options during the 2001 fiscal year by each of the named executive officers, along with the fiscal year-end value of unexercised options.

-----------------------------------------------------------------------------------------------------------------------------------
                                          AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                 AND FISCAL YEAR-END OPTION VALUES
------------------------------------------------------------------------------------------------------------------------------------
                                                             Number of Unexercised Options at    Value of Unexercised In-the-Money
                                                                   Fiscal Year-End (#)           Options at Fiscal Year-End ($) (1)
---------------------------- ---------------- ------------- ----------------------------------- ------------------------------------
                                 Shares          Value
                               Acquired on    Realized
Name                          Exercise (#)       ($)         Exercisable      Unexercisable       Exercisable       Unexercisable
---------------------------- ---------------- ------------- --------------- ------------------- ---------------- -------------------
Edwin H. Wegman                     -              -           86,4000            4,100                -                  -
---------------------------- ---------------- ------------- --------------- ------------------- ---------------- -------------------
Thomas L. Wegman                    -              -           130,800              -               $10,000               -
---------------------------- ---------------- ------------- --------------- ------------------- ---------------- -------------------
Rainer Friedel                      -              -            75,000              -                  -                  -
---------------------------- ---------------- ------------- --------------- ------------------- ---------------- -------------------
Albert Horcher                      -              -            36,000              -               $5,000                -
---------------------------- ---------------- ------------- --------------- ------------------- ---------------- -------------------

(1) The dollar values are calculated by determining the differences between $1.50 per share, the fair market value of the Common Stock at January 31, 2001, and the exercise price of the respective options and then multiplying this amount by the number of shares underlying the options.

DIRECTOR COMPENSATION

           Mr. John Lane and Dr. Paul Gitman each received $7,500 for attending Board meetings in fiscal year 2001. Mr. Henry Morgan received $4,500 and Dr. Louis Lasagna $3,000 for attending Board meetings in fiscal year 2001. The Company has no specific policy for compensating directors. In general, directors are compensated for meetings attended in person at the Company's headquarters, at a rate of $1,500 per meeting.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who beneficially own more than ten percent of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These reporting persons also are required to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on its review of the copies of such forms furnished to it, the Company believes that all Section 16(a) reporting requirements were complied with during the fiscal year ended January 31, 2001.

                                   PROPOSAL 2
                 APPROVAL OF THE BIOSPECIFICS TECHNOLOGIES CORP.
                             2001 STOCK OPTION PLAN

           In order to continue to attract and retain employees and consultants of the highest caliber, provide increased incentive for directors, officers, consultants and key employees and promote the well-being of the Company, the Board has determined that it is in the best interest of the Company and its stockholders to increase the number of shares with respect to which options may be granted under the Company's 1997 Stock Option Plan. On April 6, 2001 the Board adopted the Biospecifics Technologies Corp. 2001 Stock Option Plan (the "2001 Plan") subject to approval by the Stockholders at this Annual Meeting to provide directors, officers, key employees and consultants of the Company and its subsidiaries, through the granting of stock options, the opportunity to participate in the value and/or appreciation in value of the Company's Common Stock. As OF April 3, 2001, there remained 55,000 shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock"), Available for future grants pursuant to the Company 1997 Stock Option Plan. The following summary of the 2001 Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the text of the 2001 Plan, which is annexed hereto as Annex A.

           On April 19, 2001, the Stock Option Committee approved the grant of 432,500 options from the 2001 Plan, subject to shareholder approval. The exercise price for the options granted, based on the fair market value of the stock on that date, was $1.00 per share, except in the case of Edwin H. Wegman, Chairman and President, whose exercise price is $1.10 per share. The number of options granted from the 2001 Plan to current executive officers, as a group total 220,000 options. The number of options granted from the 2001 Plan to current directors who are not executive officers, as a group total 40,000 options. The number of options granted from the 2001 Plan to all employees, including all current officers who are not executive officers, as a group total 172,500 options. The individual current executive officer grants and percentage to total from the 2001 Plan are as follows: Edwin H. Wegman: 100,000 (23.1%); Thomas L. Wegman: 50,000 (11.6%); Rainer Friedel: 50,000 (11.6%); and Albert
Horcher: 20,000 (4.6%). The individual current non-officer director grants and percentage to total from the 2001 Plan are as follows: Paul Gitman: 10,000 (2.3%); and the three nominees for election as a director: John Lane: 10,000 (2.3%); Louis Lasagna: 10,000 (2.3%); and Henry Morgan: 10,000 (2.3%).

SUMMARY OF THE 2001 PLAN

           ADMINISTRATION. The 2001 Plan provides that the Plan shall be administered by a committee (the "Committee") consisting of the entire Board or at least two Directors of the Board who are "non-employee directors," within the meaning of Rule 16b-3 promulgated under Section 16(b) of the Exchange Act. Currently, the Committee consists of Henry Morgan and Paul A. Gitman, MD. The Committee has full authority, subject to the provisions of the 2001 Plan, to award stock options in the form of qualified incentive options ("Incentive Options") which are intended TO qualify for favorable tax treatment under
Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified options ("Non-Qualified Options"). Subject to the provisions of the 2001 Plan, the Committee has full authority to determine the terms of each Stock Option Agreement pursuant to which the Committee grants options including, among other things, the persons to whom from time to time options may be granted ("Holders" or "Participants"), the type of option to be granted, the number of shares subject to each option, the exercise price for the shares subject to an option, the date or dates when an option may be exercised, any restrictions or limitations on an option and the effect of a change in control of the Company on an option. The Committee will also construe and interpret the 2001 Plan.

           SHARES SUBJECT TO THE PLAN. The 2001 Plan authorizes the granting of options in respect of up to an aggregate of 750,000 shares of Common Stock; provided, that during any calendar year, no participant may be granted options on more than 350,000 shares of Common Stock. In the event of a Change in Capitalization (as defined in the 2001 Plan), the Committee may appropriately adjust the maximum number and class of shares with respect to which options may be granted, the number and class of shares that are subject to outstanding options and the purchase price therefor. If any option granted under the 2001 Plan ceases to be exercisable, the shares of Common Stock subject to such option shall again be available for grant under the 2001 Plan.

           ELIGIBILITY. Subject to the provisions of the 2001 Plan, options may be granted to key employees, independent agents, directors, attorneys and consultants of the Company or its Subsidiaries (as defined in the 2001 Plan). Incentive Options may be awarded only to persons who, at the time of grant, are employees of the Company or its Subsidiaries (approximately 45 employees).

           TYPES OF OPTIONS AND TERMS. The 2001 Plan provides both for Incentive Options and for Non-qualified Options. The exercise price per share of Common Stock purchasable under an Incentive or Non-qualified Option may not be less than 100% of the fair market value on the date of grant (or, in the case of an Incentive Option granted to a person possessing more than 10% of the total combined voting power of all classes of stock of the Company, not less than 110% of such fair market value). Options may only be granted under the 2001 Plan on or prior to April 6, 2011 and may only be exercisABLe within 10 years of the date of the grant (or within 5 years in the case of an Incentive Option granted to a person who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company). Options granted under the 2001 Plan are exercisable only by the Holder or the Holder's guardian or legal representative during his or her lifetime and, unless otherwise provided by the Committee, vest in four equal annual installments commencing one year after date of grant. In addition, the Committee may accelerate the vesting of any or all options at any time. The options granted under the 2001 Plan may not be transferred other than by will or by the laws of descent and distribution.

           The 2001 plan provides that in the event of a merger or the sale of substantially all of the assets of the Company, each outstanding option shall be assumed or an equivalent option substituted by the Successor Corporation (as defined in the 2001 Plan). In the event that the Successor Corporation refuses to or does not assume an option or substitute an equivalent option therefor, the Participant shall have the right to exercise his or her option as to all of the shares subject to the option for a period of 15 days as more fully set forth in the 2001 plan, including shares of Common Stock as to which such option would not otherwise be exercisable.

           AMENDMENTS TO THE PLAN. The Board may at any time, and from time to time, amend, alter or terminate the 2001 Plan, except that the 2001 Plan may not be amended without shareholder approval (i) to change the exercise price of options, (ii) to change the requirements that the exercise price per share not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted (or less than 110% in the case of 10% stockholders being issued Incentive Options) OR (iii) to increase the number of shares of Common Stock available for grant under the 2001 Plan; provided, however, that no alteration, amendment or termination of the Plan OR any option can, without the Participant's consent adversely affect the terms of any outstanding option.


FEDERAL INCOME TAX CONSEQUENCES

           The following discussion of the federal income tax consequences of participation in the 2001 Plan is only a summary of the general rules applicable to the grant and exercise of oPtions and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the 2001 Plan. The information contained in this section is based on present law and regulations, which are subject to being changed prospectively or retroactively.

           INCENTIVE OPTIONS. In general, a Participant will recognize no taxable income upon the grant or exercise of an Incentive Option, and the Company and its Subsidiaries will not qualify for any deduction in connection with the grant or exercise of Incentive Options. However, upon the exercise of an Incentive Option, the excess of the fair market value on the date of exercise of the shares received over the exercise price of the option will be treated as an adjustment TO alternative minimum taxable income. In order for the exercise of an Incentive Option to qualify as an Incentive Option, a Participant generally must be an employee of the Company or a Subsidiary from the date the Incentive Option is granted through the date three months before the date of exercise (one year preceding the date of exercise in the case of a Participant whose employment is terminated due to disability). The employment requirement does not apply where a participant is terminated due to his or her death.

           Upon a disposition of the shares after the later of two years from the date of grant and one year after the transfer of the shares to the Participant, the Participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be). If a participant disposes of the shares of

Common Stock prior to satisfying these holding period requirements, the optionee will recognize ordinary income generally in an amount equal to the excess of the fair market value of the shares of Common Stock at the time the option was exercised (or such lower price at which the shares are sold) over the exercise price of the Option. The balance of the gain realized, if any, will be short-term or long-term capital gain, depending on whether the shares have been held for at least 12 months after the date of exercise.

           NON-QUALIFIED OPTIONS. In general, with respect to Non-qualified Options (i) upon grant of the option, the Participant will recognize no income and (ii) upon exercise of the option, the Participant will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirement that it comply with applicable income reporting requirements. On a disposition of the shares, the Participant will generally recognize gain or loss equal to the appreciation or depreciation after the exercise date, provided that any gain will be subject to reduced rates of tax if the shares were held for more than 12 months.

           EXCISE TAXES. Under certain circumstances, the accelerated vesting or exercise of options in connection with a change in control might be deemed to be an "excess parachute payment" for purposes of the golden parachute provisions of section 280G of the Code. To the extent so considered, a Holder may be subject to a 20% excise tax and the Company and its Subsidiaries may be denied a tax deduction.

           Section 162(m) of the code generally disallows a federal income tax deduction to any publicly-held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the company on the last day of the taxable year, but does not allow a deduction for qualified "performance-based compensation", the material terms of which are disclosed to and approved by stockholders. The company has structured the 2001 Plan with the intention that compensation resulting from options granted thereunder may qualify as "performance-based compensation" and, if so qualified, would be deductible. Accordingly, the Company is seeking stockholder approval of the 2001 Plan. The affirmative vote of the holders of a majority of the shares entitled to vote thereon, present in person or by proxy at the Annual Meeting, is required for approval of the 2001 Plan. Brokers not holding shares of record will not be included in the count.

           The closing price of the Company's Common Stock on May 22, 2001, as reported on Nasdaq, was $1.30 per share. Effective May 25, 2001, the Company's Common Stock began trading on the Nasdaq SmallCap Market under the ticker symbol "BSTC".

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2001 PLAN.

AUDIT COMMITTEE REPORT

           The Audit Committee of the Board of Directors is providing this report to enable stockholders to understand how it monitors and oversees the Company's financial reporting process. The Audit Committee operates pursuant to an Audit Committee Charter that is reviewed and approved annually by the Board of Directors. A copy of the Audit Committee Charter, approved on June 6, 2000 has been included as Annex B to this Proxy Statement.

           This report confirms that the Audit Committee has (i) reviewed and discussed the audited financial statements for the year ended January 31, 2001 with management and the Company's independent public accountants, (ii) discussed with the Company's independent public accountants the matters required to be reviewed pursuant to the Statements on Auditing Standards No. 61 (Communications with Audit Committees); (iii) reviewed the written disclosures letter from the Company's independent public accountants as required by Independence standards Board Standard No. 1 (Independence Discussions with Audit Committees); and (iv) discussed with the Company's independent public accountants their independence from the Company.

Based upon the above review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended January 31, 2001 be included in the Company's Annual Report on Form 10-KSB for filing with the Securities and Exchange Commission.

                                                     Respectfully submitted,

                                                     Audit Committee
                                                     John T. Lane, Chairman
                                                     Paul Gitman
                                                     Henry Morgan


                              CERTAIN TRANSACTIONS

           The S.J. Wegman Company owns Wilbur Street Corporation ("WSC"), which has leased to ABC-New York a building serving as a manufacturing facility and headquarters in Lynbrook, New York for over 30 years. The building also serves as the Company's administrative headquarters. Edwin H. Wegman, the Company's Chairman of the Board and President, is the President of WSC and the sole general partner of The S.J. Wegman Company, a partnership. On January 30, 1998, WSC and the Company entered into a triple net lease agreement that provides for an annual rent starting at $125,000, which can increase annually by the amount of annual increase in the Consumer Price Index for the greater New York metropolitan region. The lease term is 7 years, expiring January 31, 2005. The Company believes that the terms of this lease are reasonable and the rent charged is no greater than that which would be charged by an unaffiliated landlord for comparable facilities, based on appraisals of the property. At January 31, 2001, the Company has advanced $45,674 to WSC, and has a 9% non-amortizing mortgage, secured by the Company's headquarters building, from WSC in the amount of $82,606.

           At February 1, 1999, outstanding loans due from the Company's chairman amounted to $131,820, comprised of a promissory note of $56,820 and a loan of $75,000. During the year ended January 31, 2000, the chairman repaid the loan of $75,000 outstanding at January 31, 1999 and the Company loaned an additional $693,995 to the chairman. The loans made during the year ended January 31, 2000, plus additional loans of $114,579 made to the chairman through April 10, 2000, were converted into a recourse secured promissory note payable January 31, 2001 in the amount of $865,394, with interest at 9% per annum. During the year ended January 31, 2001, the Company loaned the chairman a total of $404,227. The chairman did not repay the promissory note on its scheduled maturity date of January 31, 2001. The unpaid balance of the notes, which aggregate $1,155,042 at January 31, 2001 is collateralized with approximately 1,800,000 shares of the Company's stock and is presented as a component of stockholders' equity in the accompanying balance sheet. On April 3, 2001, the principal balance of the notes, plus additional loans in the amount of $21,045, plus accrued interest of $159,940, were converted into a demand note in the amount of $1,336,027 bearing interest at 9% per annum. Interest income accrued but not recognized for financial statement purposes aggregated approximately $72,000 and $20,000 for the years ended January 31, 2001 and 2000, respectively.

           During the fiscal year ended January 31, 2001, the Company paid $92,650 for the use of an entertainment facility formerly owned by an affiliate of the Chairman and Chief Executive Officer.

           ABC-New York has notes payable to a former director of the Company and to a partner of the S.J. Wegman Company, an affiliate, amounting to $13,510 at January 31, 2001. The notes, which bear interest at 9% per annum, are payable on demand.

           During the fiscal years ended January 31, 2001 and January 31, 2000, the Company incurred consulting fees in the amount of $35,000 and $60,000 for services provided by a son of a former director.

                             INDEPENDENT ACCOUNTANTS

           The Company intends to use Grant Thornton LLP as its independent auditors for the 2002 fiscal year. A representative of Grant Thornton LLP is expected to be present at the meeting, will have the opportunity to make a statement if he or she chooses and is expected to be available to respond to appropriate questions.

AUDIT FEES

           The aggregate fees for professional services rendered by Grant Thornton LLP for the audit of the Company's annual financial statements on Form 10-KSB and reviews of the financial statements included in the Company's Forms 10-QSB for the year ended January 31, 2001 amounted to $69,000, of which an aggregate amount of $39,000 had been billed through January 31, 2001.

OTHER FEES

           The aggregate fees for professional services rendered by Grant Thornton LLP for tax returns filed in the United States and related compliance for the year ended January 31, 2000 amounted to $20,000, all of which had been billed through January 31, 2001.

           The Audit Committee of the Company's Board of Directors has considered whether the provisions of non-audit professional services rendered by Grant Thornton LLP is compatible with maintaining their independence, and believes that the provision of such services is so compatible.

                           2002 STOCKHOLDER PROPOSALS

           Proposals of stockholders intended to be presented at the Annual Meeting to be held following the end of the 2002 fiscal year for inclusion in the proxy statement of the Company in accordance with Rule 14a-8 of the Exchange Act must be received at the Company's offices by March 28, 2002. In addition, no proposal by a stockholder submitted outside the process of Rule 14a-8 of the Exchange Act shall be presented for vote at the Annual Meeting unless such stockholder shall, not later than the close of business on the fifth day following the date on which notice of the meeting is first given to stockholders, provide the Board of Directors or the Secretary of the Corporation with written notice of intention to present a proposal for action at the forthcoming meeting of stockholders.

                                  OTHER MATTERS

           The Board of Directors knows of no matter which will be presented for consideration at the meeting other than the matters referred to in this Proxy Statement. Should any other matter properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

                                             By Order of the Board of Directors,
                                             Albert Horcher
                                             SECRETARY


Lynbrook, New York
July 2, 2001

                                     ANNEX A


                         BIOSPECIFICS TECHNOLOGIES CORP.

                             2001 STOCK OPTION PLAN

          1. Name and Purpose. The purpose of this Plan, which shall be known as the "BioSpecifics Technologies Corp. 2001 Stock Option Plan" (the "Plan"), is to advance the interests of BioSpecifics Technologies Corp. (the "Company") by providing a material incentive for the continued services of those key employees, independent agents, consultants, attorneys and directors of the Company or its Subsidiaries who have made significant contributions toward the Company's success and development, by encouraging those key employees, independent agents, consultants, attorneys and directors to increase their proprietary interest in the Company and by attracting new, able executives to employment with the Company or its Subsidiaries. It is intended that this purpose be achieved through the grant of Qualified Incentive Stock Options and Non-Qualified Stock Options (as each term is hereinafter defined) to such individuals.

          2. Definitions. For purposes of this Plan, the following terms, when capitalized, shall have the meanings designated herein unless a different meaning is plainly required by the context.

               (a) "Board" shall mean the Board of Directors of the Company.

               (b) "Change in Capitalization" means an increase or reduction in the number of Common Shares, any change (including, but not limited to, a change in value) in the Common Shares or exchange of Common Shares for a different number or kind of shares or other securities of the Company or another entity, in either case, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or other similar transaction.

               (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

               (d) "Committee" shall mean a committee consisting of the entire board of directors of the Company or at least two directors of the Company, each of whom shall be a "non-employee" director within the meaning of Rule 16b-3 promulgated under the Exchange Act; provided, however that to the extent necessary for any grant of an Option intended to qualify as Performance-Based Compensation to so qualify, the Committee shall consist of at least two directors of the Company each of whom shall be an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

               (e) "Common Shares" shall mean the shares of the Company's common stock, par value $.001 per share.

               (f) "Consultant" shall mean any independent agent, consultant or attorney to or for the Company or a Subsidiary who, in the opinion of the Board, has demonstrated a capacity for contributing in a substantial measure to the success of the Company and its Subsidiaries.

               (g) "Effective Date" shall be the date that the Plan is approved by the Board, subject only to the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware within twelve (12) months of the adoption of the Plan by the Board.

               (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

               (i) "Fair Market Value" on any date means the closing sales prices of the Common Shares on such date on the principal national securities exchange on which such Common Shares are listed or admitted to trading, or, if such Common Shares are not so listed or admitted to trading, the average of the per Common Share closing bid price and per Common Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Common Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of a Qualified Incentive Stock Option, in accordance with Section 422 of the Code.

               (j) "Key Employee" shall mean any employee of the Company or a Subsidiary who, in the opinion of the Board, has demonstrated a capacity for contributing in a substantial measure to the success of the Company and its Subsidiaries.

               (k) "Non-Qualified Stock Options" shall mean those options granted by the Company pursuant to this Plan which are not Qualified Incentive Stock Options.

               (l) "Option" means a Non-Qualified Stock Option, a Qualified Incentive Stock Option or any or all of them.

               (m) "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

               (n) "Participant" shall mean a Key Employee, Participating Director or Consultant selected by the Board to receive options, whether Qualified Incentive Stock Options or Non-Qualified Stock Options, granted under this Plan.

               (o) "Participating Director" shall mean any director of the Company or any Subsidiary who, in the opinion of the Board, has demonstrated a capacity for contributing in a substantial measure to the success of the Company and its Subsidiaries.

               (p) "Performance-Based Compensation" means any grant of a stock option under the Plan that is intended to constitute "performance based compensation" within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

               (q) "Pooling Transaction" means an acquisition of the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

               (r) "Qualified Incentive Stock Options" means those options granted by the Company pursuant to this Plan which are intended to satisfy the requirements of Section 422 of the Code and are designated Qualified Incentive Stock Options by the Committee.

               (s) "Retirement" shall mean retirement (i) on or after age 55 with 20 or more years of service, (ii) on or after age 60 or (iii) with the consent of the Committee.

               (t) "Securities Act" shall mean the Securities Act of 1933, as amended.

               (u) "Subsidiary" shall mean a subsidiary corporation of the Company within the meaning Section 424(f) of the Code.

               (v) "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

               (w) "Ten-Percent Stockholder" means a Participant, who, at the time a Qualified Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

          3.   Administration; Selection of Participants.

               (a) This Plan shall be administered by the Committee, which shall select the Participants and grant Options to the Participants. If the Committee is administering the Plan, it shall report all action taken by it to the Board which shall review and ratify or approve those actions which are required by law to be so reviewed and ratified or approved by the Board. To the extent the Committee administers this Plan, all references herein to the "Board" shall mean the "Committee." The stock options granted under this Plan may be either Qualified Incentive Stock Options or Non-Qualified Stock Options, within the discretion of the Board. Non-Qualified Stock Options may be granted to any Participant, including Key Employees, Consultants and Participating Directors. Qualified Incentive Stock Options may be awarded only to Key Employees (including directors who are Key Employees).

               (b) Subject to the express provisions of this Plan, the Board shall have authority to (i) adopt regulations and procedures which are consistent with the terms of this Plan; (ii) adopt and amend stock option agreements between the Company and a Participant as they deem advisable and to determine the terms and provisions of such stock option agreements, including the number of shares with respect to which options are granted to a Participant, the exercise price for such shares, the date or dates when the option or parts of it may be exercised, the effect of a Change in Control and the restrictions applicable thereto, which need not be identical and which shall comply with any applicable requirements of Paragraph 5 below; and (iii) make all other determinations necessary or advisable for administering this Plan. All decisions and interpretations made by the Board shall be binding and conclusive on all Participants, their legal representatives and beneficiaries.

          4.   Shares Subject to the Plan.

               (a) The shares to be issued and delivered by the Company upon exercise of Options granted under this Plan (whether Qualified Incentive Stock Options or Non-Qualified Stock Options) are the Common Shares, which may be either authorized but unissued shares, or treasury shares, in the discretion of the Board.

               (b) The aggregate number of the Common Shares which may be issued under this Plan shall be 750,000; subject, however, to the adjustments provided in Paragraph 10.

               (c) Common Shares covered by an Option which is no longer exercisable with respect to such shares shall again be available for issuance in connection with other Options granted under this Plan.

               (d) During any calendar year, no Participant may be granted Options pursuant to this Plan on more than 350,000 Common Shares, subject to the adjustments provided in Paragraph 10.

          5. Terms of Options. Options granted under this Plan shall be evidenced by stock option agreements authorized by the Board and executed by a duly authorized officer of the Company. Such stock option agreements shall contain such terms as the Board shall determine, subject to the following limitations and requirements:

               (a) Exercise Price: The exercise price per Common Share of the Option shall not be less than 100% of the Fair Market Value of a Common Share on the date the Option is granted; provided, however, that the exercise price per Common Share of any Qualified Incentive Stock Option granted to a Ten-Percent Stockholder shall not be less than 110% of such Fair Market Value.

               (b) Period within which Option may be exercised: In general, Options granted under this Plan will become exercisable in four equal, annual installments commencing one year after the date the Option is granted, although the Board, in its discretion, may provide for different vesting schedules. Options granted under this Plan shall be for such term as the Committee shall determine; provided, that Options shall terminate (become non-exercisable) upon the expiration of ten years from the date of grant of the Options or earlier as set forth below; provided further, that Qualified Incentive Stock Options granted to a Ten-Percent Stockholder shall terminate no later than the expiration of five years from the date of grant of such Options.

          Whether time spent on leave of absence granted by the Company or any Subsidiary shall constitute continued employment for purposes of this Plan shall be determined by the Board in its sole discretion. Notwithstanding the foregoing, the Board may, in its sole discretion, impose more restrictive conditions on the exercise of an Option granted under this Plan, including, without limitation, restrictions relating to length of service, corporate performance, attainment of individual or group performance objectives, resale restrictions, federal or state securities laws and providing for no exercise of any Option after termination of a Key Employee's employment. Any and all such conditions shall be specified in the stock option agreement entered into pursuant to the Plan limiting and defining such Option.

          The Board may, in its sole discretion, impose similar conditions upon the exercise of any Options granted to Consultants or to Participating Directors (who are not Key Employees). The Board may accelerate the vesting of any or all Options at any time.

               (c) Termination of Option by reason of termination of employment, consultancy or directorship: Upon termination of a Key Employee's employment with the Company or a Subsidiary, all Options granted under this Plan to such Participant which are not exercisable on the date of such termination shall immediately terminate, and any remaining exercisable Options shall terminate if not exercised before the expiration of the applicable period specified below, or at such earlier time as may be applicable under subparagraph 5(b) above:

                   (i) No later than thirty (30) days following such termination of employment if such termination was not a result of death or Retirement of the Participant.

                   (ii) No later than six (6) months following such termination of employment if such termination was because of death, because of Retirement, because of retirement under the provisions of any retirement plan of the Company or any Subsidiary, or with the consent of the Company.

               (d) Non-transferability: No Option under this Plan shall be assignable or transferable except, in the event of the death of a Participant, by his or her will or by the laws of descent and distribution. In the event of the death of a Participant, the representative or representatives of his or her estate, or the person or persons who acquired (by bequest or inheritance) the rights to exercise his or her Options granted under this Plan, may exercise any of the unexercised Options or part thereof prior to the expiration of the applicable exercise period, as specified in sub-paragraphs 5(b) and 5(c) above, or in the stock option agreement relating to such Options. No transfer of an Option by a participant by will or by laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option. The Option shall be exercisable only by the Participant or the Participant's guardian or legal representative during the lifetime of the Participant.

               (e) More than one Option granted to a Participant: More than one Option, and more than one form of Option, may be granted to a Participant under this Plan.

               (f) Partial exercise: Unless otherwise provided in the stock option agreement entered into pursuant to the Plan, any exercise of an Option granted under this Plan may be made in whole or in part.

               (g) Limitations on Qualified Incentive Stock Options: To the extent that the aggregate Fair Market Value (determined as of the date of the grant) of Common Shares with respect to which Qualified Incentive Stock Options granted under the Plan and "incentive stock options" (within the meaning of Section 422 of the Code) granted under all other plans of the Company or its Subsidiaries (in either case determined without regard to this Section 5(g)) are exercisable by a Participant for the first time during any calendar year exceeds $100,000, such Qualified Incentive Stock Options shall be treated as Non-Qualified Stock Options. In applying the limitation in the preceding sentence in the case of multiple Option grants, Options which were intended to be Qualified Incentive Stock Options shall be treated as Non-Qualified Stock Options according to the order in which they were granted such that the most recently granted Options are first treated as Non-Qualified Stock Options.

          6. Period of Granting Options. No Option shall be granted under this Plan subsequent to ten years after the Effective Date.

          7. No Effect Upon Employment Status. The fact that an employee, independent agent, consultant, attorney or director has been selected as a Participant shall not limit or otherwise qualify the right of his or her employer to terminate his or her employment, engagement or directorship at any time.

          8. Method of Exercise. Any Option granted under this Plan may be exercised by written notice to the Secretary of the Company, signed by the Participant, or by such other person as is entitled to exercise such Option. The notice of exercise shall state the number of shares in respect of which the Option is being exercised, and shall be accompanied by the payment, in cash, and/or, as provided below, in the Common Shares, of the full exercise price for such shares. At the written request of the Participant and upon approval by the Board, shares acquired pursuant to the exercise of any Option may be paid for at the time of exercise by the surrender of Common Shares held by or for the account of the Participant at the time of exercise for at least six months (for Qualified Incentive Stock Options only to the extent permitted by subsection (c)
(4) of Section 422 of the Code, without liability to the Company). In such case, the Fair Market Value of the surrendered shares shall be determined by the Board as of the date of exercise in the same manner as such value is determined upon the grant of an Option. A certificate or certificates for the Common Shares purchased through the exercise of an Option shall be issued in the regular course after the exercise of the Option and payment therefor. The Company shall be afforded reasonable opportunity after exercise of any Option to comply with any requirements for stock exchange listing, for registration under applicable securities or other laws and for compliance with other laws and regulations, if any, before issuance of the shares being purchased on such exercise. During the option period, no person entitled to exercise any Option granted under this Plan shall have any of the rights or privileges of a shareholder with respect to any shares issuable upon exercise of such Option until certificates representing such shares shall have been issued and delivered.

          9. Implied Consent of Participants. Every Participant, by his or her acceptance of an Option under this Plan, shall be deemed to have consented to be bound, on his or her own behalf and on behalf of his or her heirs, assigns, and legal representatives, by all of the terms and conditions of this Plan.

          10.  Adjustment Upon Changes in Capitalization


               (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Common Shares or other stock or securities with respect to which Options may be granted under the Plan in the aggregate and to any Participant during any calendar year and (ii) the number and class of Common Shares or other stock or securities which are subject to outstanding Options granted under the Plan and the exercise price therefor; it being understood that the Plan does not provide any Participant anti-dilution or similar protection and that the adjustments referred to above may be made in the sole and absolute discretion of the Committee.

               (b) Any such adjustment in the shares or other stock or securities subject to outstanding Qualified Incentive Stock Options (including any adjustments in the exercise price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

               (c) If, by reason of a Change in Capitalization, a Participant shall be entitled to exercise an Option with respect to new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions and restrictions which were applicable to the Common Shares subject to the Option prior to such Change in Capitalization.

          11.  Effect of Certain Transactions.

               (a) In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the Successor Corporation; provided, however, that, unless otherwise determined by the Committee, such Options shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to such Options prior to such assumption or substitution. In the event that the Successor Corporation refuses to or does not assume the Option or substitute an equivalent option therefor, the Participant shall have the right to exercise the Option as to all of the Common Shares subject to the Option as described below, including Common Shares as to which it would not otherwise be exercisable (a "Transaction Acceleration").

               (b) Notwithstanding anything to the contrary contained in Section 11(a), in the event of a Transaction Acceleration, or in the event that the Committee determines to accelerate the exercisability of any Options in connection with any transaction involving the Company or its capital stock pursuant to Section 5(b), the Committee may, in its sole discretion, authorize the redemption of the unexercised portion of the Option for a consideration per Common Share equal to the excess of (i) the consideration payable per Common Share in connection with such transaction, over (ii) the purchase price per Common Share subject to the Option.

               (c) If an Option is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Secretary of the Company shall notify the Participant that the Option shall be fully exercisable for a period of fifteen (15) days (or such other period as shall be determined by the Committee) from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive upon exercise, for each Common Share subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets for each Common Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Common Shares).

          12. Pooling Transactions. Notwithstanding anything contained in the Plan or any stock option agreement to the contrary, in the event of a transaction involving the Company which is also intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (a) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option, (b) providing that the payment or settlement in respect of any Option be made in the form of cash, Common Shares (or any other securities into which such shares are changed or for which such shares are e xchanged) or securities of a successor or acquirer of the Company, or a combination of the foregoing, and (c) providing for the extension of the term of any Option to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option.

          13. Conflicting Provisions. In case of any conflict between the provisions of this Plan and the provisions of a stock option agreement entered into pursuant to this Plan, the provisions of this Plan shall control.

          14. Company Responsibility. All expenses of this Plan, including the cost of maintaining records, shall be borne by the Company. The Company and members of the Board shall have no responsibility or liability for any act or thing done or left undone with respect to the price, time, quality, or other conditions and circumstances of the purchase of shares under the terms of this Plan, or otherwise in connection with administration of the Plan, so long as the Company acts in good faith.

          15. Use of Proceeds. The proceeds received by the Company from the sale of stock under this Plan shall be added to the general funds of the Company and shall be used for such corporate purposes as the Board shall direct.

          16. Tax Treatment. With respect to Qualified Incentive Stock Options, this Plan is intended to comply with the provisions of Section 422 of the Code. Any provisions of this Plan which conflict with the provisions of Section 422 shall be deemed to be hereby amended so as to comply therewith.

          17.  Interpretation.

               (a) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Board shall interpret and administer the provisions of the Plan or any stock option agreement entered into pursuant to the Plan in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

               (b) Unless otherwise expressly stated in a stock option agreement entered into pursuant to the Plan, each Option granted under the Plan is intended to be Performance-Based Compensation. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options to fail to qualify as Performance-Based Compensation.

          18.  Regulations and Other Approvals; Governing Law.

               (a) Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

               (b) The obligation of the Company to sell or deliver Common Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

               (c) The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Participants granted Qualified Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

               (d) Each Option is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Common Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Common Shares, no Options shall be granted or payment made or Common Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

               (e) Notwithstanding anything contained in the Plan or any stock option agreement entered into the pursuant to the Plan to the contrary, in the event that the disposition of Common Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Common Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Common Shares pursuant to an Option granted under the Plan, as a condition precedent to receipt of such Common Shares, to represent and warrant to the Company in writing that the Common Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Common Shares shall be appropriately amended or have an appropriate legend placed thereon to reflect their status as restricted securities as aforesaid.

          19.  Withholding of Taxes

               (a) At such times as a Participant recognizes taxable income in connection with the receipt of Common Shares hereunder (a "Taxable Event"), the Participant shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance of such Common Shares. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Participant may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Common Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

               (b) If a Participant makes a disposition, within the meaning of
Section 424(c) of the Code and regulations promulgated thereunder, of any Common Share or Common Shares issued to such Participant pursuant to the exercise of a Qualified Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Common Share or Common Shares to the Participant pursuant to such exercise, the Participant shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

          20. Performance-Based Compensation. Any Option granted under the Plan which is intended to be Performance-Based Compensation, shall be subject to the approval of the material terms of the Plan by a majority of the shareholders of the Company in accordance with Section 162(m) of the Code and the regulations promulgated thereunder.

          21. Amendment and Termination. The Board may alter, amend or terminate this Plan at any time, or from time to time, without obtaining any approval of the Company's shareholders; except that this Plan may not be amended without shareholder approval to (a) change the exercise price of Options (excepting proportionate adjustments made under Paragraph 10); (b) change the requirement that the exercise price per Common Share not be less than 100% of the Fair Market Value of the Common Shares on the date the Option is granted (or less than 110% in the case of Ten-Percent Stockholders being issued Qualified Incentive Stock Options); or (c) increase the number of Common Shares available for grant under the Plan. No alteration, amendment or termination of the Plan or any Option can, without the Optionee's consent adversely affect the terms of any outstading Option. If this Plan is terminated, any unexercised Option shall continue to be exercisable in accordance with its terms, except as provided in Paragraph 11 above.

          22. Variations in Pronouns. Whenever used in this Plan, unless the context otherwise requires, words used in the singular shall also include the plural, and words used in the masculine gender shall also include the feminine or neuter gender.

          23. Captions and Headings. The Paragraph and subparagraph headings and captions are for reference purposes only and shall not in any way affect the meaning or interpretation of any such Paragraph or subparagraph of this Plan.

                                     ANNEX B

                         BIOSPECIFICS TECHNOLOGIES CORP.
                             AUDIT COMMITTEE CHARTER

The Board of Directors of BioSpecifics Technologies Corp. (the "Company") has established an Audit Committee (the "Committee") with general responsibility and specific duties as described below.

Composition:
-----------

The Committee shall be comprised of the requisite number of members as required by Nasdaq rules. The Board of Directors shall approve committee membership.

Responsibility:
--------------

The Committee's responsibility is to assist the Board of Directors in fulfilling its fiduciary responsibilities as to accounting policies and reporting practices and procedures of the Company. The Committee is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibility. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of Management and the Independent Accountant. The Independent Accountant is ultimately accountable to the Board of Directors and the Committee.

Attendance:
----------

Members of the Committee should endeavor to be present, in person or by telephone, at all meetings; however, two Committee members shall constitute a quorum. As necessary, the Chairperson may request members of Management and representatives of the Independent Accountant to be present at meetings.

Minutes of Meetings:
-------------------

Minutes of each meeting shall be prepared and sent to Committee members and presented to Company Directors who are not members of the Committee.


Specific duties:
---------------

The Committee is to:

1. Review with the Company's Management and the Independent Accountant the Company's policies and procedures, as appropriate, to reasonably assess the adequacy of internal accounting and financial reporting controls and compliance practices and procedures.

2.   Review the Committee's Charter annually, and update as appropriate.

3. Recommend to the Board of Directors the Independent Accountant to be selected, evaluate the Independent Accountant, approve the compensation of the Independent Accountant, and review and approve any discharge of the Independent Accountant.

4. Receive periodic written statements from the Independent Accountant regarding its independence and delineating all relationships between it and the Company, discuss such reports with the Independent Accountant, and if so determined by the Committee, recommend that the Board take appropriate action.

5. Become familiar with the accounting and reporting principles and practices applied by the Company in preparing its financial statements.

6.   Review with Management any need for any internal audit plan.

7. Review, prior to the annual audit, the scope and general extent of the Independent Accountant's audit examinations.

8. Review with Management and the Independent Accountant, upon completion of their audit, financial results for the year prior to their release to the public. Discuss with the Independent Accountant the matters required to be discussed by the Statement on Auditing Standards No. 61 relating to the conduct of the year-end audit.

9. Discuss with the Independent Accountant the quality of the Company's financial accounting personnel, and any relevant recommendations that the Independent Accountant may have.

10. Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

11. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement, commencing with the proxy statement for the 2001 annual meeting.

12. Perform such other functions as may be required by law, the Company's Restated Certificate of Incorporation or By-Laws, or the Board.

                                       B-2